               FIRST AMENDMENT TO SEVENTH RESTATED LOAN AGREEMENT

         THIS FIRST AMENDMENT TO SEVENTH RESTATED LOAN AGREEMENT hereinafter referred to as the "First Amendment") executed as of the 1ST day of July, 2000, by and among CLAYTON WILLIAMS ENERGY, INC., a Delaware corporation (the "CWE"), WARRIOR GAS CO., a Texas corporation ("Warrior ") (CWE and Warrior being hereinafter sometimes collectively referred to as "Borrower"), CWEI ACQUISITIONS, INC., a Delaware corporation (hereinafter referred to as "Guarantor"), BANK ONE, TEXAS, N.A., a national banking association ("Bank One") and UNION BANK OF CALIFORNIA, N.A. ("Union"), Bank One and Union Bank each in their capacity as a lender hereunder together with each and every future holder of any note issued pursuant to this Agreement are hereinafter collectively referred to as "Banks", and individually as a "Bank") and Bank One, as "Agent".

                              W I T N E S S E T H:

         WHEREAS, on December 1, 1999, Borrower Guarantor, Bank One, Union and Agent entered into a Seventh Restated Loan Agreement (the "Seventh Restated"); and

         WHEREAS, the Borrower and the Banks have agreed to make certain additional changes to the Seventh Restated.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Unless otherwise defined herein, all defined terms used herein shall have the same meaning ascribed to such terms in the Seventh Restated.

         2. Section 1 of the Seventh Restated is hereby amended in the following respects:

                  (a) Section 1(v) is hereby deleted in its entirety and the following inserted in lieu thereof:

                           "(v) EURODOLLAR MARGIN - the fluctuating Eurodollar
Margin in effect from day to day, shall be:

                                    (i) two percent (2%) per annum whenever the
                           Total Outstandings are greater than 75% of the Elected Borrowing Limit in effect at the time in question;

                                    (ii) one and three-quarters percent (1.75%)
                           per annum whenever the Total Outstandings are greater than 51%, but less than or equal to 75%, of the Elected Borrowing Limit in effect at the time in question;

                                    (iii) one and one-half percent (1.50%) per
                           annum whenever the Total Outstandings are greater than 25%, but less than or equal to 50%, of the Elected Borrowing Limit in effect at the time in question;

                                    (iv) one and one-fourth percent (1.25%),
                           whenever the Total Outstandings are 25% or less of the Elected Borrowing Limit in effect at the time in question."

                  (b) Section 1(jj) is hereby deleted in its entirety and the following inserted in lieu thereof:

                           "(jj)    MATURITY DATE - July 31, 2002."

         3. Section 13 of the Seventh Restated is hereby amended in the following respects:

                  (a) Section 13(e) is hereby deleted in its entirety and the following inserted in lieu thereof:

                           "(e) LIMITATION ON SALE OF COLLATERAL. Neither
                  Borrower nor Guarantor will sell, assign or discount any of the Collateral or Negative Pledge Property other than (i) sales of oil and gas production in the ordinary course of business, (ii) sales or other disposition of obsolete equipment which are no longer needed for the ordinary business of Borrower or Guarantor or which are being replaced by equipment of at least comparable value and utility, and (iii) sales or other dispositions not exceeding $1,000,000 in the aggregate between Borrowing Base redeterminations. If and as any of such Collateral or Negative Pledge Properties and interests are sold, conveyed or assigned during the term of the Revolving Commitment, Borrower or Guarantor will prepay against the Notes or Guarantor's obligation under its guaranty agreement, as the case may be, 100% of the Release Price, provided, however, that no such payments shall be required from Borrower or Guarantor until the aggregate proceeds received between any Borrowing Base redetermination exceeds $1,000,000. Provided, however, notwithstanding the foregoing, if an Event of Default has occurred and is continuing all such amounts received by Borrower and/or Guarantor from such sale during the continuance of an Event of Default shall be paid to the Agent for the ratable benefit of the Banks. The term "Release Price" as used herein shall mean the loan value of the Collateral or the Negative Pledge Property being sold as determined by the Agent. Any such prepayment of principal on the Notes required by this Section 13(e) shall not be in lieu of, but shall be in addition to, any Monthly Commitment Reduction or any mandatory prepayment of principal required to be made pursuant to Section 9(b) hereof. Any such prepayment shall be applied pro rata to the principal due on the Revolving Notes until such Revolving Notes are paid in full, principal, interest and other amounts."

                  (b) Section 13(k) is hereby amended by deleting the period (".") at the end of Subsection 13(k)(vii) and substituting a semi-colon and the word "and" ("; and") in lieu thereof and by the addition of a new Subsection (viii) thereto as follows:

                           "(viii) other investments not exceeding $1,000,000 in
            the aggregate made from and after the First Amendment Effective
            Date."

         4. As of the First Amendment Effective Date, the Borrowing Base shall be $50,000,000 and the Monthly Commitment Reduction shall be $0 per month until both the Borrowing Base and the Monthly Commitment Reduction are redetermined pursuant to Section 17(b) of the Seventh Restated.

         5. This First Amendment shall be effective as of the date first above written, but only upon satisfaction of the conditions precedent set forth in Paragraph 6 hereto (the "First Amendment Effective Date").

         6. The obligations of Banks under this First Amendment shall be subject to the satisfaction of the following conditions precedent:

                  (a) EXECUTION AND DELIVERY. The Borrower shall have executed and delivered this First Amendment, and other required documents, all in form and substance satisfactory to the Banks;

                  (b) GUARANTOR"S EXECUTION AND DELIVERY. The Guarantor shall have executed and delivered this First Amendment and other required documents, all in form and substance satisfactory to the Banks;

                  (c) CORPORATE RESOLUTIONS. Banks shall have received appropriate certified corporate resolutions of each Borrower and the Guarantor;

                  (d) GOOD STANDING AND EXISTENCE. The Banks shall have received evidence of existence and good standing for Borrower and the Guarantor;

                  (e) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Borrower under the Seventh Restated are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties related solely to an earlier date);

                  (f) NO EVENT OF DEFAULT. No Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default;

                  (g) OTHER DOCUMENTS. Each Bank shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as such Bank or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to such Bank; and

                  (h) LEGAL MATTERS SATISFACTORY. All legal matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to special counsel for Bank retained at the expense of Borrower.

         7. Except to the extent its provisions are specifically amended, modified or superseded by this First Amendment, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Seventh Restated are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Seventh Restated, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants. Except to the extent its provisions are specifically amended, modified or superseded by this First Amendment, the Seventh Restated, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower and the Banks.

         8. This First Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         9. The Guarantor hereby consents to the execution of this First Amendment by the Borrower and reaffirms its guaranty of all of the obligations of the Borrower to the Bank. Borrower and Guarantor acknowledge and agree that the renewal, extension and amendment of the Loan Agreement shall not be considered a novation of account or new contract but that all existing rights, titles, powers, Liens, security interests and estates in favor of the Banks constitute valid and existing obligations and Liens and security interests as against the Collateral in favor of the Banks. Borrower and Guarantor confirm and agree that (a) neither the execution of this First Amendment or any other Loan Document nor the consummation of the transactions described herein and therein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower and under the Loan Documents and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect. Guarantor hereby further confirms that it unconditionally guarantees to the extent set forth in its Guaranty the due and punctual payment and performance of any and all amounts and obligations owed by the Banks under the Seventh Restated or the other Loan Documents.

         IN WITNESS WHEREOF, the parties have caused this First Amendment to Seventh Restated to be duly executed as of the date first above written.

                                    BORROWER:

                                    CLAYTON WILLIAMS ENERGY, INC.
                                    a Delaware corporation


                                    By: /s/ L. Paul Latham
                                        ----------------------------------------
                                        L. Paul Latham, Executive Vice President

                                    WARRIOR GAS CO.
                                    a Delaware corporation


                                    By: /s/ L. Paul Latham
                                        ----------------------------------------
                                        L. Paul Latham, Vice President

                                    GUARANTOR:

                                    CWEI ACQUISITIONS, INC.
                                    a Delaware corporation


                                    By: /s/ L. Paul Latham
                                        ----------------------------------------
                                        L. Paul Latham, Vice President

                                    AGENT:

                                    BANK ONE, TEXAS, N.A.
                                    a national banking association


                                    By: /s/ Wm. Mark Cranmer
                                        ----------------------------------------
                                        Wm. Mark Cranmer, Vice President

                                    BANKS:

                                    BANK ONE, TEXAS, N.A.
                                    a national banking association


                                    By: /s/ Wm. Mark Cranmer
                                        ----------------------------------------
                                        Wm. Mark Cranmer, Vice President

                                    UNION BANK OF CALIFORNIA, N.A.


                                    By:  /s/ John A. Clark
                                        ----------------------------------------
                                    Name:  John A. Clark
                                        ----------------------------------------
                                    Title: Vice President
                                        ----------------------------------------


                                    By:  /s/ CARL STUTZMAN
                                        ----------------------------------------
                                    Name:  CARL STUTZMAN
                                        ----------------------------------------
                                    Title: SENIOR VICE PRESIDENT AND MANAGER
                                        ----------------------------------------